                                                                    Exhibit 99.1


                          CONSENT OF JONATHAN LEDECKY

MicroStrategy Incorporated
8000 Towers Crescent Drive
Vienna, Virginia 22182

Ladies and Gentlemen:

     I hereby consent to the reference, in the Registration Statement on form S-1 (Reg. No. 333-49899) of MicroStrategy Incorporated (the "Company") and the Prospectus included therein, to my becoming a director of the Company.


                                        /s/ Jonathan Ledecky
                                        -------------------------------
                                        Jonathan Ledecky